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                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    January 27, 1998
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                             SVI Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


       33-36125-D                                          84-1131608
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(Commission File Number)                     IRS Employer Identification No.)


7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (619) 551-2365
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 8.CHANGE IN FISCAL YEAR.

    On January 27, 1998 SVI Holdings, Inc. (the "Company") was directed by Softline Limited, a South African corporation, and owner of an estimated 60% of the Company's common stock, to change its fiscal year-end from September 30 to March 31. The effective date of this change will be March 31, 1998.

    To implement this change, the Company will file a Form 10-KSB for the six
(6) months ended March 31, 1998. Thereafter all filings will be in compliance with the new fiscal year-end of March 31.



    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 9, 1998

     SVI HOLDINGS, INC.
        (Registrant)

     By: /s/ Russell Schechter
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       Russell Schechter
       Chief Financial Officer